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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         Form 8-K

                       CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF
            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest          Commission
event reported):  September 19, 1997      File Number 0-18279
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              Tri-County Financial Corporation
    (Exact Name of Registrant as Specified in Charter)


         Maryland                           52-0692188
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(State or other jurisdiction             (I.R.S. Employer
of incorporation)                         Identification No.)


3035 Leonardtown Road, Waldorf, Maryland              20601
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(301) 645-5601
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Item 4 - Changes in Registrant's Certifying Accountant

1. Effective September 19, 1997, the Board of Directors, acting as the Audit Committee, of Tri-County Financial Corporation
   ("Tri-County") voted to dismiss its prior certifying accountants, Deloitte & Touche LLP, and to retain as its new certifying accountant, Stegman & Company.

2. During Tri-County's two most recent fiscal years ending
   December 31, 1996, Deloitte & Touche, LLP's reports on Tri-
   County's financial statements contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles.

3. During Tri-County's two most recent fiscal years ending December 31, 1996, and through September 19, 1997, there were no disagreements with Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

4. During Tri-County's two most recent fiscal years and through September 19, 1997, there have been no reportable events, as described in Item 304(a) of Regulation S-K , with Deloitte &
   Touche LLP.

5. Effective September 19, 1997, Tri-County engaged Stegman & Company as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, Tri-County did not consult Stegman & Company on items which (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Tri-County's financial statements or (2) concerned the subject matter of a disagreement or reportable event with Deloitte & Touche LLP.

6. Tri-County has requested Deloitte & Touche LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with the statements contained in the second, third and fourth paragraphs above. A copy of the letter from Deloitte & Touche LLP to the Securities and Exchange Commission will be filed as an amendment hereto.

Item 7 - Financial Statements and Exhibits

1. Letter from Deloitte & Touche LLP to the Securities and
Exchange Commission (to be filed as an amendment).
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                         SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Tri-County Financial Corporation



Date:  September 24, 1997    By:/s/ Michael L. Middleton
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                                Michael L. Middleton, President
                                and Chairman of the Board



Date:  September 24, 1997    By:/s/ Henry A. Shorter
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                                Henry A. Shorter, Jr., Secretary